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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 27, 1999




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


          333-77499                                       43-1843179
          ---------                                       ----------
         333-77499-01                                     43-1843177
         ------------                                     ----------
     Commission File Number                            (Federal Employer
                                                     Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                        63131
-------------------                                        -----
(Address of Principal Executive Offices)                   (Zip Code)

(Registrant's telephone number, including area code)       (314) 965-0555


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ITEM 5 OTHER ITEMS

     Charter Communications Holdings, LLC and its wholly owned subsidiary, Charter Communications Holdings Capital Corporation (collectively, the "Issuers"), announced plans to raise $900 million in a private placement of high yield bonds to repay notes that will be put to the Issuers' subsidiaries in pending change of control offers and for working capital purposes.

     The Issuers plan to sell senior notes due 2008 and 2010 and senior discount notes due 2012 in early January.

     A copy of the press release announcing the contemplated financing is being filed as Exhibit 99.1 with this report.




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ITEM 7 EXHIBITS

     (a)  Exhibits.

          99.1    Press release dated December 27, 1999.*

----------------
*filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CHARTER COMMUNICATIONS
                                             HOLDINGS, LLC, a registrant

Dated January 3, 2000                        By:  /s/ KENT D. KALKWARF
                                                  --------------------
                                                  Name:   Kent D. Kalkwarf
                                                  Title:  Senior Vice President
                                                          and Chief Financial
                                                          Officer (Principal
                                                          Financial Officer and
                                                          Principal Accounting
                                                          Officer)




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            CHARTER COMMUNICATIONS
                                            HOLDINGS CAPITAL CORPORATION, a
                                            registrant


Dated January 3, 2000                       By:  /s/ KENT D. KALKWARF
                                                 --------------------
                                                 Name:   Kent D. Kalkwarf
                                                 Title:  Senior Vice President
                                                         and Chief Financial
                                                         Officer (Principal
                                                         Financial Officer and
                                                         Principal Accounting
                                                         Officer)